                                                                    EXHIBIT 10.1

     THIS AGREEMENT made this 1st day of March, 1961, by and between THE PULITZER PUBLISHING COMPANY, a Missouri corporation, Party of the First Part, and the GLOBE DEMOCRAT PUBLISHING COMPANY, a Missouri corporation, Party of the Second Part;

                                  WITNESSETH:

     WHEREAS, the parties hereto entered into an agreement bearing date of February 27, 1959, under which The Pulitzer Publishing Company agreed to print the newspaper published by the Globe Democrat Publishing Company at a fixed price per standard size page, plus certain costs and increases therein, as more fully set forth in said agreement; and

     WHEREAS, the parties hereto have operated under the said agreement subsequent to February 27, 1959; and

     WHEREAS, The Pulitzer Publishing Company has found the said agreement of February 27, 1959 extremely burdensome and has sustained losses on the printing of the newspaper published by the Globe Democrat Publishing Company; and

     WHEREAS, The Pulitzer Publishing Company has notified the Globe Democrat Publishing Company that it would be willing to continue printing the newspaper published by the Globe Democrat Publishing Company after the expiration of the period provided in the said agreement of February 27, 1959 without an increase in the charge for the printing of the said newspaper sufficient to compensate it for the losses sustained during the period covered by the said agreement of February 27, 1959; and
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                                     - 2 -

     WHEREAS, the Globe Democrat Publishing Company has explored the possibility of acquiring a new plant of its own for the printing of its newspaper after the expiration of the said period, or of making other arrangements for the printing of its newspaper, but has found it impossible to acquire a new plant of its own without an excessive expenditure of funds far beyond the point justified by its newspaper, and has concluded that it would be unable to make other arrangements for the printing of its newspaper at a price which would permit the continued publication of the said newspaper; and

     WHEREAS, the costs of labor, newsprint and other materials used in the printing of the newspapers have continued to increase; and

     WHEREAS, the competition from television stations, radio stations, smaller daily newspapers, weekly newspapers, community newspapers, religious and philanthropic newspapers, foreign language newspapers and labor journals published in the metropolitan area of St. Louis has continued to increase thereby causing the newspapers published by the parties hereto to continue to lose readers and advertisers who, except for the competition from the said television stations, radio stations and other newspapers and journals, would be regular readers of and advertisers in the newspapers published by the parties hereto; and

     WHEREAS, both parties are desirous of retaining their separate identities and their separate advertising, circulation, news and editorial policies in order that more than one coverage and opinion of public affairs may be presented to the citizens of St. Louis by two independent daily newspapers of substantial size; and

     WHEREAS, the parties hereto are convinced that the only practicable way in which they can continue to publish their respective newspapers
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in competition with each other and with the other news and advertising media in the metropolitan area of St. Louis is to continue to use a single printing plant on a fair and equitable basis.

     NOW, THEREFORE, the parties hereto in consideration of the premises and of the mutual covenants herein set forth, agree with each other as follows:

     1. Payment of Additional Compensation for Printing under Prior Agreement. The Globe Democrat Publishing Company agrees to pay to The Pulitzer Publishing Company, prior to midnight September 10, 1961 (the end of The Pulitzer Publishing Company's ninth accounting period), the sum of Six Hundred Thousand Dollars ($600,000) as additional compensation to The Pulitzer Publishing Company for printing the newspaper published by the Globe
Democrat Publishing Company under the said agreement of February 27, 1959.

     2. Cancellation of Printing Agreement. The said agreement bearing date of February 27, 1959 between The Pulitzer Publishing Company, as Party of the First Part, and the Globe Democrat Publishing Company, as Party of the Second Part, is cancelled and abrogated in all respects as to both parties effective at midnight December 31, 1960.

     3. The Pulitzer Publishing Company to Complete Installation and to Maintain Modern Printing Plant. The Pulitzer Publishing Company shall complete the removal of its printing equipment from its old plant at 1111 Olive Street to its new plant at 1133 Franklin Avenue, and shall complete the installation in the latter plant of a modern and efficient newspaper printing plant capable of printing the newspapers published by both parties hereto and shall at all times maintain the said plant as a modern and efficient
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newspaper printing plant.  However, The Pulitzer Publishing Company shall not be obligated to install or maintain in the said plant any rotogravure printing equipment.

     4. The Pulitzer Publishing Company to Print the Globe Democrat Publishing Company's Newspaper in Same Manner as under Old Agreement until Midnight September 10, 1961. Subject to the adjustment provided in Paragraph 27 hereof, The Pulitzer Publishing Company shall continue to print the newspaper published by the Globe Democrat Publishing Company (which said newspaper is hereinafter referred to as the "Globe-Democrat") and shall deliver the Globe-Democrat to representatives of the Globe-Democrat Publishing Company at the truck side of the loading dock, in the same manner as it has done heretofore under the agreement of February 27, 1959, until midnight September 10, 1961. The Pulitzer Publishing Company shall also continue to print and deliver its own newspaper, The St. Louis Post-Dispatch (which said newspaper is hereinafter referred to as the "Post-Dispatch"), in the same manner as it has done heretofore under the agreement of February 27, 1959, until midnight September 10, 1961.

     5. The Pulitzer Publishing Company to Produce Both Newspapers After September 10, 1961 as Part of the "Agency Operation". Beginning at 12:01 a.m. on September 11, 1961, The Pulitzer Publishing Company shall supervise, manage and perform all operations involved in the production of the newspapers published by both parties hereto, as part of the "Agency Operation" as defined herein, and shall deliver each edition bundled, wrapped or otherwise prepared for mailing or delivery, to the representatives of the respective parties at the truck side of the loading dock. Each party hereto shall be responsible for the mailing or delivery of its newspapers beyond the truck side of the loading dock, but the cost of mailing or
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                                     - 5 -

delivering each newspaper shall constitute a charge against the "Agency Operation" as herein provided.

     6. Definition of "Agency Operation". As used herein, the term "Agency Operation" shall mean all activities involved in the production and mailing or delivery of the newspapers published by both parties hereto from the point where the news, editorial, advertising and other content of said newspapers is delivered to The Pulitzer Publishing Company's printing plant for production through to final mailing or delivery of the completed newspaper, and the accounting therefor.

     7. Definition of "Agency Income". As used herein, the term "Agency Income" means the total circulation, advertising and other income from the newspapers published by both parties hereto.

     8. Definition of "Agency Operating Charges". As used herein, the term "Agency Operating Charges" shall consist of the following expense items:

     (a) All of the ordinary and necessary expenses incurred by The Pulitzer Publishing Company in producing and in delivering both newspapers to the truck side of the loading dock. Such ordinary and necessary expenses shall include but shall not be limited to the costs of labor, newsprint, ink, supplies and services required for the production of both newspapers including weekly feature supplements; the cost of keeping the books and records of the "Agency Operation"; the salaries of officers and other personnel of The Pulitzer Publishing Company, other than the salary of its chief executive officer, for services rendered directly to the "Agency Operation"; "Rental" for the space occupied by the "Agency Operation" computed in the manner set forth in Paragraph 9 hereof; depreciation on printing equipment, furniture and fixtures and other depreciable equipment used in the "Agency Operation", said depreciation to be computed at the rates and in the manner allowed by the United States Internal Revenue Service for federal income tax purposes; other administrative and indirect expenses of the "Agency Operation" as set forth in Paragraph 17 hereof; and the fees and other charges of the independent certified public accounting firm referred to in Paragraph 24 hereof; plus
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                                     - 6 -

     (b) The costs of mailing or delivering the newspapers published by both parties, which costs shall be billed to and paid by the "Agency Operation" as provided in Paragraph 16 hereof; plus

     (c) The cost of defending, settling, paying or discharging any liability or claim on account of anything published in either of the two newspapers printed by the "Agency Operation" if such liability or claim is the result of an error in the printing of the newspaper or the result of the negligence of any person employed in the "Agency Operation". No part of the cost of defending, settling, paying or discharging any liability or claim on account of anything published in either of the two said newspapers shall constitute part of the "Agency Operating Charges" or be included in the computation of "Excess of Income Over Expenses" or "Excess of Expenses Over Income", as defined herein, where such liability or claim does not result from an error in printing or result from the negligence of a person employed in the "Agency Operation", it being the intention of the parties hereto that each party shall defend and settle all liabilities or claims arising out of or based on anything published in its newspaper (other than liabilities or claims resulting from an error in the printing of the newspaper or resulting from the negligence of a person employed in the "Agency Operation") and that no part of such cost shall be charged against the "Agency Operation" or be included in the costs of operation of either party's own separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments or, for the purpose of this agreement, in the costs of either party's other activities relating to such party's own newspaper operation.

     (d) Items which are partly chargeable to operations other than the producing and mailing or delivering of the Post-Dispatch and the Globe-Democrat and partly chargeable to the "Agency Operation" shall be allocated on the basis of sound accounting principles subject to approval at the end of the year by the independent certified public accounting firm referred to in Paragraph 24 hereof.

     (e) There shall not be included in the "Agency Operating Charges" the salaries or other expenses of either party's own separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments or of either party's other activities relating to such party's own newspaper operation; nor any portion of the compensation of the chief executive officer of either party; nor any expense of either party incurred in carrying on its general corporate and other non-newspaper operations, it being the intention of the parties hereto that each party shall pay and have exclusive control over the entire cost of gathering its own news, preparing its own newspaper, handling its own circulation and advertising, including all things necessary for the publication of its own newspaper up to the point where such material for processing is delivered to the printing plant for production, and that the "Agency Operation" shall bear all expenses of producing and mailing or delivering both newspapers, including accounting and administrative and other direct and indirect expenses allocable thereto.

     (f) The computation of "Agency Operating Charges" under this Paragraph 8 shall be made on the basis of sound accounting principles and shall be subject to approval at the end of the year by the independent certified public accounting firm referred to in Paragraph 24 hereof.

     9. Definition of "Rental". As used herein, the term "Rental" shall consist of an allocated portion of the total amount of the following expense items:

     (a) Depreciation on the building and building equipment owned by either party in which said party operates its separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and its other activities relating to said party's own newspaper operation and, in the case of The Pulitzer Publishing Company, the building (including building equipment) in which it conducts the "Agency Operation" and in which its printing plant is located, said depreciation to be computed at the rates and in the manner allowed by the United States Internal Revenue Service for federal income tax purposes.

     (b) Rental paid by either party hereto on any building in which said party operates its separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and its other activities relating to said party's own newspaper operation, and rental paid by either party for facilities used in connection with the operation of its separate said four departments and with its other activities relating to said party's own newspaper operation; and, in the case of The Pulitzer Publishing Company, rental paid on any building or for any facilities used in connection with the "Agency Operation" including the printing plant.

     (c) Amortization of leasehold improvements, if any, used by either party in the operation of said party's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and its other activities relating to said party's own newspaper operation and, in the case of The Pulitzer Publishing Company, used in connection with the "Agency Operation" including the printing plant, said amortization to be computed at the rates and in the manner allowed by the United States Internal Revenue Service for federal income tax purposes.

     (d) The cost of operating and maintaining any buildings and building equipment in which either party operates its separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and its other activities relating to said party's own newspaper operation and, in the case of The Pulitzer Publishing Company, the building or buildings (including building equipment) in which it conducts the "Agency Operation" and the printing plant. Such operating and maintenance costs shall include but shall not be limited to all real estate and other taxes assessed against the buildings or equipment therein, heat, light, water, fuel, power, air conditioning, repairs, and wages of operating and maintenance employees.

               In the case of The Pulitzer Publishing Company, the total amount of the above mentioned expenses referred to in this Subparagraph 9(d) shall be allocated to: (1) the space occupied by the "Agency Operation" including the printing plant; (2) the space occupied by The Pulitzer Publishing Company's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and by its other activities relating to its own newspaper operation; and (3) the space occupied by The Pulitzer Publishing Company for its general offices and its other non-newspaper operations.

               In the case of the Globe Democrat Publishing Company, the total amount of the above mentioned expenses referred to in this Subparagraph 9(d) shall be allocated to: (1) the space occupied by the Globe Democrat Publishing Company's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and by its other activities relating to its own newspaper operation; and (2) the space occupied by the Globe Democrat Publishing Company for its general offices and its other non-newspaper operations.

     (e) The computation of "Rental" under this Paragraph 9 shall be made on the basis of sound accounting principles and shall be subject to approval at the end of the year by the independent certified public accounting firm referred to in Paragraph 24 hereof.

               (Each party hereto shall be reimbursed by the "Agency Operation" as herein provided for that portion of the "Rental" computed in the manner outlined herein allocable to the operation of said party's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and its other activities relating to said party's own newspaper operation. In addition, The Pulitzer Publishing Company shall be reimbursed as herein provided for that portion of the "Rental" computed in the manner outlined herein allocable to the "Agency Operation" (including the printing plant) and such costs shall constitute part of the "Agency Operating Charges" as provided in Paragraph 8 hereof.)

     10. Definition of "Excess of Agency Income Over Agency Operating Charges" and "Excess of Agency Operating Charges Over Agency Income". As used herein, the term "Excess of Agency Income Over Agency Operating Charges" shall mean the excess of the total circulation, advertising and other income from both newspapers over the "Agency Operating Charges", as defined herein. As used herein, the term "Excess of Agency Operating Charges Over Agency Income" shall mean the excess of the "Agency Operating Charges", as defined herein, over the total circulation, advertising and other income from both newspapers.

     11. Definition of "Excess of Income Over Expenses" and "Excess of Expenses Over Income". As used herein, the term "Excess of Income Over Expenses" shall mean the excess of the "Agency Income", as defined herein, over the total of the following items for any particular period:

     (1)  The total "Agency Operating Charges" as defined herein;
          plus

          (2) The total cost of operating The Pulitzer Publishing Company's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and of operating the other activities relating to its own newspaper operation; plus

          (3) The total cost of operating the Globe Democrat Publishing Company's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and of operating the other activities relating to its own newspaper operation.

          As used herein, the term "Excess of Expenses Over Income" shall mean the excess of the total of the following items over the "Agency Income", as defined herein, for any particular period:

          (1)       The total "Agency Operating Charges" as defined herein; plus

          (2) The total cost of operating The Pulitzer Publishing Company's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and of operating the other activities relating to its own newspaper operation; plus

          (3) The total cost of operating the Globe Democrat Publishing Company's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and of operating the other activities relating to its own newspaper operation.

          12. "Agency Bank Account". On or prior to September 11, 1961, The Pulitzer Publishing Company shall open and thereafter maintain a special bank account with one of the leading downtown banks in the City of St. Louis, which account is hereinafter referred to as the "Agency Bank Account", and which shall be used to finance the production and mailing or delivery of the newspapers published by both parties hereto as hereinafter provided. At the time that the said "Agency Bank Account" is opened, The Pulitzer Publishing Company shall deposit therein as an advance the sum of

Four Hundred Twenty Thousand Dollars ($420,000) and the Globe Democrat Publishing Company shall deposit therein as an advance the sum of One Hundred Eighty Thousand Dollars ($180,000), it being understood that the initial deposits are intended to cover the cost of producing and mailing or delivering both newspapers until the "Agency Operation" shall have accumulated sufficient funds from the advertising, circulation and other newspaper income to cover the current cost of producing and mailing or delivering the said newspapers at which time the advances shall be repaid to the respective depositors. The Pulitzer Publishing Company shall have charge of the "Agency Bank Account" and shall pay from the said "Agency Bank Account" all "Agency Operating Charges", as that term is defined herein, keep complete and accurate records of the "Agency Operation", as defined herein, and pay from the said "Agency Bank Account" to each of the parties hereto the amounts, if any, payable therefrom to each said party as provided herein.

          13. Income from Both Newspapers to be Deposited in "Agency Bank Account". Beginning on September 11, 1961, and continuing throughout the remaining life of this agreement, the Globe Democrat Publishing Company shall deposit each day in the "Agency Bank Account" the circulation, advertising and other income from its newspaper and shall furnish The Pulitzer Publishing Company each day a record of such deposits in sufficient detail to permit The Pulitzer Publishing Company to record such deposits on the books and records of the "Agency Operation". Beginning on the same day and continuing throughout the remaining life of this agreement, The Pulitzer Publishing Company shall likewise deposit each day in the "Agency Bank Account" the circulation, advertising and other income from its newspaper and shall account for the same in the records of the "Agency Operation" in the same manner as it accounts for the revenues deposited by the Globe Democrat Publishing Company.

     14. The Pulitzer Publishing Company to Keep Separate Records of the "Agency Operation". The Pulitzer Publishing Company shall maintain separate and accurate books of account for the "Agency Operation", employing the accrual method of accounting on the 13-period year basis. Such books shall show all income of both newspapers from circulation, advertising and other sources and shall show the "Agency Operating Charges", as that term is defined herein, covering the production and mailing or delivery of both said newspapers. As soon as practicable after the end of each 4-week period, The Pulitzer
Publishing Company shall submit to the Globe Democrat Publishing Company a statement showing the "Agency Income", the "Agency Operating Charges", and the "Excess of Agency Income Over Agency Operating Charges" or the "Excess of Agency Operating Charges Over Agency Income", as each such term is defined herein, for the period in question and cumulatively for all of the elapsed 4-week periods of the current accounting year. On or before March 15th of each calendar year, The Pulitzer Publishing Company shall submit to the Globe Democrat Publishing Company an annual statement showing the "Agency Income", the "Agency Operating Charges", and the "Excess of Agency Income Over Agency Operating Charges" or the "Excess of Agency Operating Charges Over
Agency Income", as each such term is defined herein, for the preceding 13-period year ending on or about December 31st of the preceding year.

     If any dispute should arise between the parties hereto with respect to anything contained in or forming the basis for anything contained in a 4-week periodic statement, including but not limited to the accounting for or the allocation of cost items, such dispute shall be settled by agreement of the treasurers of the parties hereto. If the said treasurers are unable to agree, then such dispute shall be settled by the "Standing Committee", subject to approval at the end of the year by the independent certified public accounting firm and subject to the right to arbitration in the event of a dispute as herein provided.

     15. Globe Democrat Publishing Company to Have Right to Examine Books of the "Agency Operation". The Globe Democrat Publishing Company shall have access to and shall have the right to examine the accounting books and records (including supporting data) maintained by The Pulitzer Publishing Company recording the "Agency Operation", including the "Agency Bank Account", as each such term is defined herein, but shall not have access to nor the right to examine any of The Pulitzer Publishing Company's other books or records. The Pulitzer Publishing Company shall have the right to examine any of the accounting books and records (including supporting data) of the Globe Democrat Publishing Company recording the financial activities included in the "Agency Operation", but shall not have access to nor the right to examine any of the Globe Democrat Publishing Company's other books or records.

     16. Cost of Mailing or Delivering Both Newspapers to be Charged Against the "Agency Operation". Each party hereto shall manage and direct the mailing or delivery of its own newspaper in such manner as it deems best, but the cost of mailing or delivering both newspapers shall be paid by the "Agency Operation" and shall constitute part of the "Agency Operating Charges" as defined herein. At the end of each week, or at the end of such other period as may be agreed upon by the parties from time to time, each party hereto shall submit to the "Agency Operation" a bill covering the cost of mailing or delivering its newspaper for the period in question. The
Pulitzer Publishing Company shall thereupon pay to the Globe Democrat Publishing Company out of the "Agency Bank Account" an amount equivalent to the cost of mailing or delivering that company's newspaper for the period in question, and shall likewise pay to itself out of the "Agency Bank Account" an amount equivalent to the cost of mailing or delivering its own newspaper for the said period.

     17. General Administrative and Other Indirect Expenses to be Allocated. Each party hereto shall keep separate and accurate records of its general administrative expenses, including but not limited to the salaries of its general officers (other than the salary of its chief executive officer), costs of accounting, legal expenses, insurance expenses, charitable contributions, travel expenses, parking lot, job printing, pensions and other expenses, partly allocable to (1) the "Agency Operation"; party allocable to (2) the operation of said party's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and to the other activities relating to said party's own newspaper operation; and partly allocable to (3) said party's general corporate and non-newspaper operations.

     Such general administrative and other indirect expenses of each party hereto shall be allocated on the basis of sound accounting principles, subject to approval at the end of the 13-period year by the independent certified public accounting firm referred to in Paragraph 24 hereof, to (1) the "Agency Operation"; (2) the operation of said party's separate advertising (including dispatch department), circulation, new (including photographic department) and editorial departments and to the other activities relating to said party's own newspaper operation; and (3) said party's general corporate and non-newspaper operations.

     The portion of such general administrative and other indirect expenses allocable to the "Agency Operation" shall constitute part of the "Agency Operating Charges" as provided in Paragraph 8 hereof. The portion of such general administrative and other indirect expenses allocable to the operation of each party's own separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and to the other activities relating to said party's own newspaper operation shall constitute part of the costs of said party's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and of the other activities relating to said party's own newspaper operation for the purpose of computing the "Excess of Income Over Expenses" or the "Excess of Expenses Over Income" as provided in Paragraph 24 hereof. The portion of such general administrative and other indirect expenses allocable to each party's general corporate and non-newspaper operations shall be excluded from the computation of the "Agency Operating Charges", and from the computation of the "Excess of Income Over Expenses" or the "Excess of Expenses Over Income", as each such term is defined herein.

     18. The Pulitzer Publishing Company's Rotogravure Operation Not to be Included in the "Agency Operation". The parties hereto understand that The Pulitzer Publishing Company operates a separate rotogravure printing plant now located on Duncan Avenue in the City of St. Louis, in which it prints rotogravure supplements for its own newspaper and also prints rotogravure supplements on a contract basis for third parties. The parties agree that the operations of the said rotogravure printing plant shall not constitute part of the "Agency Operation". However, The Pulitzer Publishing Company may cause such rotogravure printing plant to print one or more rotogravure supplements for its own newspaper, the Post-Dispatch. If the Globe Democrat Publishing Company should request The Pulitzer Publishing Company to print any rotogravure supplements for use in its newspaper, the Globe-Democrat, and if The Pulitzer Publishing Company should have sufficient production capacity to handle such supplements, such rotogravure supplements shall be printed for the Globe Democrat Publishing Company. The charges for the printing of rotogravure supplements for either or both of the said newspapers shall be at the same rates which The Pulitzer Publishing Company establishes for the printing of supplements on a contract basis for other parties and such rates shall be reasonably competitive. Such charges shall constitute part of the "Agency Operating Charges" as defined herein. However, the profit or loss of the rotogravure printing plant shall not constitute part of the "Agency Operation" and The Pulitzer Publishing Company shall not be obligated to account to the Globe Democrat Publishing Company for any part of the profit or loss from the said rotogravure printing plant.

     19. Globe Democrat Publishing Company to Operate Separate Advertising, Circulation, News and Editorial Departments. The Globe Democrat Publishing Company shall maintain in its own separate quarters, entirely apart from the "Agency Operation", its own advertising (including dispatch department), circulation, news (including photographic department) and editorial departments, and shall continue to determine without regard to The Pulitzer Publishing Company the advertising, circulation, news and editorial policies of its newspaper, the Globe-Democrat.

     20. The Pulitzer Publishing Company to Operate Separate Advertising, Circulation, News and Editorial Departments. The Pulitzer Publishing Company shall maintain in its own separate quarters, entirely apart from the "Agency Operation", its own advertising (including dispatch department), circulation, news (including photographic department) and editorial departments, and shall continue to determine without regard to the Globe Democrat Publishing Company the advertising, circulation, news and editorial policies of its newspaper, the Post-Dispatch.

     21. Each Party to Keep Records of Costs of its Own Separate Advertising, Circulation, News and Editorial Departments and of its Other Activities Relating to its Own Newspaper Operation. Each party shall keep separate and accurate records of the costs of operating its own separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and of the costs of the other activities relating to said party's own newspaper operation, and shall make those records available to the independent certified public accounting firm for use in determining the "Excess of Income Over Expenses" or the "Excess of Expenses Over Income", as provided in Paragraph 24 hereof.

     Such costs of operation shall include all of the direct costs of operating the said separate departments of each party and of operating the other activities relating to said party's own newspaper operation. Such costs of operation shall also include the correct portion of all costs which are partly allocable to (1) the said separate departments of each party and the other activities relating to said party's own newspaper operation; partly allocable to (2) each party's general corporate and other non-newspaper operations; and partly allocable to (3) the "Agency Operation", as defined herein. Such allocable costs shall include but not be limited to those costs incorporated in the term "Rental" as defined in Paragraph 9 hereof; depreciation on furniture, fixtures and other equipment used by the said separate departments of each party and by the other activities relating to said party's own newspaper operation, said depreciation to be computed at the rates and in the manner allowed by the United States Internal Revenue Service for federal income tax purposes; and administrative and other indirect expenses allocable to the said separate departments of each party and to the other activities relating to said party's own newspaper operation, as provided in Paragraph 17 hereof.

     Such records shall be kept and the said allocations shall be made in accordance with sound accounting principles and shall be subject to approval at the end of the year by the independent certified public accounting firm and subject to arbitration at the end of the year in the event of a dispute as herein provided.

     22. The Pulitzer Publishing Company to Submit Preliminary Report for Each Accounting Period and Pay to Each Party a Portion of the "Excess of Agency Income Over Agency Operating Charges", or Collect from Each Party a Portion of the "Excess of Agency Operating Charges Over Agency Income". At the time that The Pulitzer Publishing Company submits each of the 4-week periodic statements during a particular year as provided in Paragraph 14 hereof, it shall: (1) pay to the Globe Democrat Publishing Company out of the "Agency Bank Account" an amount equivalent to twenty per cent (20%) of the "Excess of Agency Income Over Agency Operating Charges", if any, for the period covered by the said statement, plus an amount equivalent to (i) the portion of the "Rental" allocable to the Globe Democrat Publishing Company's separate newspaper operation for the period covered by the said statement as determined under Paragraph 9 hereof, and (ii) the depreciation (other than the depreciation included in the determination of "Rental" under Paragraph 9 hereof) applicable to the Globe Democrat Publishing Company's separate newspaper operation for the period covered by the said statement as determined under Paragraph 21 hereof; (2) pay to itself out of the "Agency Bank Account" sixty per cent
(60%) of the "Excess of Agency Income Over Agency Operating Charges", if any, for the period covered by the said statement, plus an amount equivalent to (i) the portion of the "Rental" allocable to The Pulitzer Publishing Company's separate newspaper operation for the period covered by the said statement as determined under Paragraph 9 hereof, and (ii) the depreciation (other than the depreciation included in the determination of "Rental" under Paragraph 9 hereof) applicable to The Pulitzer Publishing Company's separate newspaper operation for the period covered by the said statement as determined under Paragraph 21 hereof, and (iii) the portion of the "Rental" applicable to the "Agency Operation" and deducted in computing the "Agency Operating Charges" for the period covered by the said statement as determined under Paragraphs 8 and 9 hereof, and (iv) the depreciation (other than the depreciation included in the determination of "Rental" under Paragraph 9 hereof) applicable to the printing equipment, furniture and fixtures and other depreciable equipment used in the "Agency Operation" and deducted in computing the "Agency Operating Charges" for the period covered by the said statement as determined under Paragraph 8 hereof; and (3) retain in the "Agency Bank Account" the remaining portion of the "Excess of Agency Income Over Agency Operating Charges" pending disposition thereof under Paragraphs 23 and 24 hereof.

         If the periodic statement should disclose an "Excess of Agency Operating Charges Over Agency Income", as defined herein, for the period covered by the said statement, then the Globe Democrat Publishing Company shall within fifteen (15) days after receipt of the periodic statement pay into the "Agency Bank Account" thirty per cent (30%) of such "Excess of Agency Operating Charges Over Agency Income", and The Pulitzer Publishing Company shall within the same 15-day period transfer from its general funds to the "Agency Bank Account" an amount equivalent to seventy per cent (70%) of the "Excess of Agency Operating Charges Over Agency Income", less the amount of (i) the portion of the "Rental" applicable to the "Agency Operation" and deducted in computing the "Agency Operating Charges" for the period covered by the said statement as determined under Paragraphs 8 and 9 hereof, and (ii) the depreciation (other than the depreciation included in the determination of "Rental" under Paragraph 9 hereof) applicable to the printing equipment, furniture and fixtures and other depreciable equipment used in the "Agency Operation" and deducted in computing the "Agency Operating Charges" for the period covered by the said statement as determined under Paragraph 8 hereof.

     In the event of a dispute between the parties hereto with respect to the periodic statement, then the amounts due to the "Agency Operation" from the parties hereto or any additional amounts due from the "Agency Operation" to the parties hereto shall be paid within fifteen (15) days after settlement of the said dispute by the treasurers of the parties hereto or by the "Standing Committee", as provided in Paragraph 14 hereof.

     The preliminary settlement percentages set forth in this Paragraph 22 may be changed from time to time, either by agreement of the parties hereto or by decision of the "Standing Committee" referred to in Paragraph 31 hereof, to cover the needs of the parties for cash with which to operate their separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments.

     23.  Preliminary Distribution of "Excess of Income Over Expenses".
At the close of any of the thirteen 4-week accounting periods during any particular year, if the cumulative retained portion of the "Excess of Agency Income Over Agency Operating Charges" as provided in Paragraph 22 hereof, together with the anticipated "Agency Income" for the 13-period year, is sufficient in the opinion of The Pulitzer Publishing Company to cover the estimated "Agency Operating Charges" for the remainder of the year, then The Pulitzer Publishing Company may pay to itself as a preliminary distribution of the "Excess of Income Over Expenses", seventy percent (70%) of the retained portion of the total "Excess of Agency Income Over Agency Operating Charges" for the said period, which sum would otherwise be retained until after the end of the year as provided in Paragraphs 22 and 24 hereof. The parties hereto understand and agree that this permissive preliminary distribution of "Excess of Income Over Expenses" is intended to permit The Pulitzer Publishing Company to use a portion of its anticipated share of the "Excess of Income Over Expenses" for the particular year for the replacement and maintenance of its printing plant and equipment and, among other things, for the payment of expenses arising out of the ownership and operation of the printing plant not included in the "Agency Operating Charges" as defined herein. The amount of such preliminary distribution paid by The Pulitzer Publishing Company to itself out of the "Agency Bank Account" for any particular year shall be deducted from its share of the total "Excess of Income Over Expenses" for the year, as determined by the independent certified public accounting firm referred to in Paragraph 24 hereof.

         24. Independent Certified Public Accounting Firm to Determine Final Results for Year and Allocate Income or Loss Between the Parties. On or before March 15th of each year, an independent certified public accounting firm, to be selected by the parties hereto, shall ascertain from the books and records of each party, and shall certify in writing to each party, a summary computation (in a form to be agreed upon by the parties hereto) of the "Excess of Income Over Expenses" or of the "Excess of Expenses Over Income" from the operation of both newspapers for the preceding 13-period year ending on or about December 31st, taking into consideration (a) the "Excess of Agency Income Over Agency Operating Charges" or the "Excess of Agency Operating Charges Over Agency Income" as defined herein, and (b) the costs of operation of the separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments of each party and the costs of each party's other activities relating to said party's own newspaper operation as set forth in Paragraph 21 hereof.

         If the said summary computation of the independent certified public accounting firm shows that there was an "Excess of Income Over Expenses", as defined herein, for the 13-period year in question, the "Excess of Income Over Expenses" shall be allocated and apportioned as follows:

                  The Pulitzer Publishing Company shall receive all the "Excess of Income Over Expenses", as defined herein, until it receives an amount equivalent to Four Million Five Hundred Fifty Thousand Dollars ($4,550,000). Thereafter, all "Excess of Income Over Expenses", if any, shall be paid to the Globe Democrat Publishing Company until the Globe Democrat Publishing Company shall have received an amount equivalent to One Million Nine Hundred Fifty Thousand Dollars ($1,950,000). If the "Excess of Income Over Expenses", as defined herein, for any particular 13-period year should not exceed the amount which The Pulitzer Publishing Company shall be entitled to receive first, then the entire "Excess of Income Over Expenses", as defined herein, for the said

     13-period year shall be received by The Pulitzer Publishing Company, and the Globe Democrat Publishing Company shall not be entitled to any of the "Excess of Income Over Expenses", as defined herein, for such 13-period year.

          After The Pulitzer Publishing Company has received an amount of the "Excess of Income Over Expenses", as defined herein, equivalent to Four Million Five Hundred Fifty Thousand Dollars ($4,550,000), and after the Globe Democrat Publishing Company has received an amount equivalent to One Million Nine Hundred Fifty Thousand Dollars ($1,950,000), the balance, if any, of the "Excess of Income Over Expenses", as defined herein, shall be divided seventy per cent (70%) to The Pulitzer Publishing Company and thirty per cent (30%) to the Globe Democrat Publishing Company.

     If the said summary computation of the independent certified public accounting firm shows that there was an "Excess of Expenses Over Income", as defined herein, for the 13-period year in question, such "Excess of Expenses Over Income" shall be borne seventy per cent (70%) by The Pulitzer Publishing Company and thirty per cent (30%) by the Globe Democrat Publishing Company.

     The said summary computation of the independent certified public accounting firm shall contain a summary statement giving effect to the foregoing provisions of this Paragraph 24 and to the preliminary distributions previously made to the parties during the 13-period year in question under the provisions of Paragraphs 22 and 23 hereof, and showing (1) the payments required to be made by either party to the other; (2) the payments required to be made by the "Agency Operation" to either or both parties; or (3) the payments required to be made by either or both parties to the "Agency Operation". Said payments shall be made as provided in Paragraph 25 hereof.

     If any dispute should arise between the parties hereto with respect to anything contained in or forming the basis for anything contained in the aforesaid summary computation of the independent certified public accounting firm, including but not limited to the accounting for or the allocation of cost items, such dispute shall be settled by agreement of the treasurers of the parties hereto. If the said treasurers are unable to agree, then such dispute shall be settled by arbitration as provided in Paragraph 32 hereof.

     25. Balances Due to be Paid Within Twenty (20) Days After Final Determination. Unless the summary computation referred to in Paragraph 24 hereof for any particular 13-period year, reflecting the accounting for the said 13- period year as determined and approved by the independent certified public accounting firm, is disputed by either party hereto and made the subject of a demand for arbitration in the manner outlined in Paragraphs 24 and 32 hereof, the amounts due to or from the parties hereto as reflected by the said summary computation of the independent certified public accounting firm shall be paid within twenty (20) days after receipt of the said summary computation. In the event of a demand for arbitration, payment shall be made within twenty
(20) days after the decision of the arbitrators or, in the event that the party demanding arbitration fails to name an arbitrator within ten (10) days after service of the demand for arbitration so that the right to arbitration lapses as provided in Paragraph 32 hereof, within twenty (20) days after the lapse of such right to arbitration.

     26. The Accounting for Each Year to be Final. The accounting for each 13-period year as finally determined in accordance with the provisions of this agreement, and the results thereof as set forth in the summary computation of the independent certified public accounting firm referred to in Paragraph 24 hereof, shall be conclusive upon the parties hereto, subject to the right of arbitration as provided in Paragraphs 24 and 32 hereof. Each such 13-period year shall be separately accounted for without reference to any other 13-period year.

     27. Newspaper Operations of Both Parties During First Nine (9) Accounting Periods in 1961 to be Included in "Agency Operation". The parties hereto intend that this agreement shall be retroactive to 12:01 a.m., January 1, 1961. Therefore, it is agreed that the newspaper operations of both parties (but not any of the other operations of either party) for the period January 1, 1961 to and including September 10, 1961 (viz., the period including the first nine (9) accounting periods of the year 1961) shall be consolidated and the operating results for the first nine (9) periods shall be included in the total results of the "Agency Operation" for the 13-period year ending on December 31, 1961. In order to facilitate this result, the treasurer of The Pulitzer Publishing Company and the treasurer of the Globe Democrat Publishing Company shall meet as soon after September 10, 1961 as possible and prepare and sign a consolidated statement based upon the operations of both newspapers for the period January 1, 1961 to September 10, 1961, inclusive. The consolidated statement shall be similar in form and content to the periodic statements described in Paragraph 22 hereof, and in determining therein the amounts due to or from either or both parties the same factors shall be considered as are set forth in Paragraph 22 hereof. If such statement shall indicate that either or both parties owe any amount to the "Agency Operation", such amount shall be paid into the "Agency Bank Account" by the party owing it within fifteen (15) days following the date on which the treasurers of the two companies shall prepare and sign the said statement. Conversely, if said statement indicates that any amount is owing from the "Agency Operation" to either or both parties, such amount shall be paid from the "Agency Bank Account" to the party entitled to receive it within fifteen (15) days following the date of the said statement.

     28. The Pulitzer Publishing Company to Purchase the Globe Democrat Publishing Company's Newsprint Requirement from Former Suppliers of That Company. The Pulitzer Publishing Company shall continue purchasing all newsprint, ink and other materials and supplies required for use in the production of the two newspapers. However, The Pulitzer Publishing Company shall continue to purchase from the suppliers who have previously furnished newsprint to the Globe Democrat Publishing Company, the newsprint required for the printing of the Globe Democrat Publishing Company's newspaper provided that the cost of such newsprint shall not be greater than the cost at which The Pulitzer Publishing Company is able to obtain newsprint from other sources and provided that the quality of such newsprint is equal to that obtained from The Pulitzer Publishing Company's other suppliers.

     29. Reduction in Newsprint to be Borne Pro Rata. If the newsprint supply should be limited or reduced by governmental order, by the newsprint manufacturers or suppliers, by strikes, or by any other cause beyond the control of The Pulitzer Publishing Company, such reduction shall be borne pro rata based upon each newspaper's newsprint consumption during the previous 13-period year.

     30. Uniform Rules to Govern Production and Delivery of Both Newspapers. The Pulitzer Publishing Company shall continue to devise and to promulgate rules concerning the place in its plant and time of delivery of material for printing, the place in its plant and time of delivery of proofs, the number of proofs to be furnished, the schedule for the printing of all editions of each newspaper, together with any other matters required for the orderly and economic production of the two newspapers, and such rules shall be binding upon both the Globe Democrat Publishing Company and The Pulitzer Publishing Company, it being the intention of the parties that the advertisers and customers of each newspaper shall be accorded fair and equal treatment.

     31. "Standing Committee". In order to facilitate the operations under this agreement, The Pulitzer Publishing Company shall appoint three (3) representatives and the Globe Democrat Publishing Company shall appoint two (2) representatives who shall constitute a "Standing Committee".

     The "Standing Committee" shall consult together from time to time to consider and decide any questions or disputes concerning the functioning of the "Agency Operation" and any accounting or cost allocation or other disputes arising out of the 4-week periodic statements referred to in Paragraph 14 hereof, but the "Standing Committee" shall not consider or decide any disputes arising out of the summary computations prepared by the independent certified public accounting firm referred to in Paragraph 24 hereof, it being the intention of the parties hereto that any dispute arising out of a summary computation prepared by the aforesaid independent certified public accounting firm, reflecting the accounting for a particular 13-period year as determined and approved by the independent certified public accounting firm, shall be subject to arbitration as provided in Paragraphs 24 and 32 hereof unless such dispute can be settled by the treasurers of the parties hereto. The "Standing Committee" shall also have the power to change the preliminary settlement percentages referred to in Paragraph 22 hereof.

     The "Standing Committee" shall not consider or decide any questions or disputes concerning (1) any matter which is or may be the subject of arbitration, it being the intention of the parties hereto that the jurisdiction of the "Standing Committee" and of the arbitrators shall be mutually exclusive; or (2) any policy or operational matter concerning the separate advertising, circulation, news or editorial departments of either party's newspaper or concerning either party's other activities relating to said party's own newspaper operation.

     Any disputed matter arising out of a 4-week periodic statement referred to in Paragraph 14 hereof which is settled by the "Standing Committee" may, nevertheless, be subject to arbitration under Paragraphs 24 and 25 hereof if the same matter becomes the subject of a dispute arising out of a summary computation prepared by the independent certified public accounting firm referred to in Paragraph 24 hereof.

     The decision of the "Standing Committee" shall be made by a majority vote. Each party hereto shall appoint successors to the members of the "Standing Committee" whom it appointed in the first instance, it being the intention of the parties hereto that The Pulitzer Publishing Company shall at all times be represented by three (3) members on the "Standing Committee" and that the Globe Democrat Publishing Company shall at all times be represented by two (2) members on the "Standing Committee".

     32. Provision for Arbitration. If the parties hereto should be unable to settle any dispute arising out of this agreement (other than a dispute over which the "Standing Committee" would have jurisdiction as provided in Paragraph 31 hereof), then the party believing itself aggrieved shall submit to the other party a written statement specifically setting forth the matter or matters complained of and setting forth the steps to be taken by the other party to alleviate such complaint. If the party to whom such statement is submitted fails to take the action necessary to satisfy the complaining party within fifteen (15) days from the date on which the written statement is served, then within five (5) days after the expiration of the said fifteen (15) day period the complaining party may demand that the said dispute be submitted to arbitration by serving written notice on the other party. Should shall not affect in any way the other operations or activities of either party nor the operation of any newspaper now being published or which may be published in the future by either party outside of the City and retail trading zone of St. Louis as presently determined by the Audit Bureau of Circulation.

     37. Rights Under This Agreement Follow Ownership of Newspaper Assets. This agreement shall be construed under and in accordance with the laws of the State of Missouri and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. The purchaser of the newspaper assets of either party (including an assignee, transferee, or successor by merger, consolidation, operation of law or otherwise), and any purchaser, assignee or transferee of the printing plant of The Pulitzer Publishing Company, shall take the place of the seller, assignor or transferor under this agreement as fully and completely as if such purchaser, assignee or transferee had been a party hereto from the beginning. Each party hereto specifically agrees that it will not sell, assign or transfer its newspaper assets and, in the case of The Pulitzer Publishing Company the printing plant, without requiring the purchaser, assignee or transferee to assume in writing all of the rights, duties and obligations of the seller, assignor or transferor under this agreement. Neither party hereto may sell, assign or transfer its interests under this agreement to any party other than a purchaser, assignee or transferee of its newspaper assets without the prior written consent of the other party hereto.

     38. Basis for Termination of This Agreement. Either party to this agreement may terminate this agreement in the manner herein specified in the event that the other party to this agreement shall make a voluntary assignment of its assets for the benefit of its creditors or shall file a voluntary petition in bankruptcy or shall consent to the appointment of a receiver of itself or of all or substantially all of its assets. Either party to this agreement may also terminate this agreement in the manner herein specified (a) if a court of competent jurisdiction shall enter an order, judgment or decree, without consent, appointing a receiver of all, or substantially all, of the property of such other party and such order, judgment or decree shall not be vacated, set aside or stayed within sixty (60) days from the date of such appointment, or (b) if a court of competent jurisdiction shall enter an order, judgment or decree in involuntary bankruptcy proceedings adjudicating such other party a bankrupt and such order, judgment or decree shall not be vacated, set aside or stayed within sixty (60) days from the date of such entry; provided, however, that if an appeal or appeals be taken from such order, judgment or decree and if as a result of the final decision on appeal the decree shall not be vacated or set aside, then either party may terminate this agreement within sixty (60) days from the date of the final determination of the last of such appeals. If the party entitled to terminate this agreement under this Paragraph 38 shall elect to do so, it shall serve upon the other party notice in writing of its election to terminate this agreement at the end of sixty (60) days from the date of said notice, stating the condition or matter upon which such notice of termination is based, and thereupon this agreement and any and all rights thereunder on the part of the party to whom such notice is addressed shall expire, terminate and come to an end at the end of said sixty (60) day period unless the condition or matter referred to in said notice is remedied within said sixty (60) day period, or is waived in writing; and if said condition or matter is remedied, or in case of such written waiver, then the party receiving such notice shall save the other party harmless from any loss or damage resulting from the condition or matter which led to the notice.

     39. Notice to be by Registered Mail. Any statement or notice required or permitted to be given by this agreement shall be deemed to have been duly given or served if and when the same is deposited in the United States Mail, registered, postage prepaid and addressed to the party to be notified at such party's address for the receipt of mail in the City of St. Louis, and any such statement or notice shall be deemed to have been given or served at the time that it is deposited in the United States Mail. Each party shall furnish the other party with its address for the receipt of mail in the City of St. Louis and shall keep the other party advised of any changes is such address.

     40. Agreement Shall Not Prohibit Sale or Transfer of Stock of Either Party. Nothing contained herein shall be deemed to prohibit or restrict the sale or transfer of stock in The Pulitzer Publishing Company or stock in the Globe Democrat Publishing Company by the stockholders of the said respective corporations.

     41. Upon Termination of This Agreement, the Parties to Share the Gain or Loss upon Certain Depreciable Property in the Proportions of Seventy Per Cent (70%) and Thirty Per Cent (30%), Respectively. Upon the termination of this agreement, an independent appraiser or an independent firm of appraisers, to be selected by the parties hereto, shall make a written itemized inventory and appraisal of all the depreciable assets used by The Pulitzer Publishing Company in the production (and in the mailing or delivery of the two newspapers of the parties hereto if at the termination of this agreement The Pulitzer Publishing Company is then performing such services for both parties hereto) of the two newspapers of the parties hereto (which assets then collectively constitute the printing plant of The Pulitzer Publishing Company), including the building or buildings occupied by the printing plant, the building equipment and fixtures contained therein, the printing machinery and equipment, and the furniture and other tangible depreciable property contained in the said printing plant, but not including the rotogravure printing plant owned by The Pulitzer Publishing Company and referred to in Paragraph 18 hereof or any depreciable properties contained therein. All of the said depreciable property shall be appraised at its fair market value as of the termination date of this agreement. After the said itemized inventory and appraisal has been completed, the fair market value appraisal figure for each item of depreciable property listed on the said itemized inventory and appraisal shall then be added together in order to arrive at a total dollar figure, hereinafter referred to as the "total fair market valuation figure". Thereupon, the said itemized inventory and appraisal shall be turned over to the independent certified public accounting firm referred to in Paragraph 24 hereof.

     Upon receipt of the said itemized inventory and appraisal, the independent certified public accounting firm shall determine from the books of The Pulitzer Publishing Company the depreciated cost basis of each item of tangible property listed in the said inventory and appraisal, the said depreciated cost basis to be determined as of the termination date of this agreement. As used herein, the term "depreciated cost basis" shall mean the cost (or other basis for depreciation recognized by the United States Internal Revenue Service for the computation of depreciation for federal income tax purposes) to The Pulitzer Publishing Company of each such item of property less the depreciation thereon previously included in the "Agency Operating Charges" as defined herein. The depreciated cost basis figure for each item of depreciable property listed on the said itemized inventory and appraisal shall then be added together in order to arrive at a total dollar figure, hereinafter referred to as the "total depreciated cost basis figure".

     The independent certified public accounting firm shall then submit to each of the parties hereto a summary statement showing (1) the "total fair market valuation figure"; (2) the "total depreciated cost basis figure"; and (3) the difference in dollars between the two said figures.

     If the "total fair market valuation figure" exceeds the "total depreciated costs basis figure", thirty per cent (30%) of such excess shall be paid to the Globe Democrat Publishing Company by The Pulitzer Publishing Company and the remaining seventy per cent (70%) of such excess shall be retained by The Pulitzer Publishing Company.

     If the "total depreciated costs basis figure" exceeds the "total fair market valuation figure", thirty per cent (30%) of such excess shall be paid to The Pulitzer Publishing Company by the Globe Democrat Publishing Company and the remaining seventy per cent (70%) of such excess shall be absorbed by The Pulitzer Publishing Company.

     Unless the appraisal and computation referred to in this Paragraph 41 is disputed by either party hereto and made the subject of a demand for arbitration in the manner outlined in Paragraph 32 hereof, the amount due from one party to the other as reflected in the said summary statement of the independent certified public accounting firm shall be paid within twenty

(20) days after receipt of the said summary statement. In the event of a demand for arbitration, payment shall be made within twenty (20) days after the decision of the arbitrators or, in the event that the party demanding arbitration fails to name an arbitrator within ten (10) days after service of the demand for arbitration on the other party so that the complaining party's right to arbitration lapses as provided in Paragraph 32 hereof, within twenty
(20) days after the lapse of such right to arbitration.

     No part of the expenses and compensation of the independent appraiser or independent firm of appraisers, nor any part of the expenses and compensation of the independent certified public accounting firm incurred in connection with services performed under this Paragraph 41, shall be included in the "Agency Operating Charges" as defined herein, nor be taken into consideration in the determination of the "Excess of Income Over Expenses" or the "Excess of Expenses Over Income" as those terms are defined herein. Such expenses and compensation shall be borne seventy per cent (70%) by The Pulitzer Publishing Company and thirty per cent (30%) by the Globe Democrat Publishing Company and, for the purpose of this agreement, shall be considered as costs allocable to the general corporate and non-newspaper operations of each of the parties hereto.

     42. Period of This Agreement. The period of this agreement shall begin at 12:01 a.m. on the first day of January, 1961 and shall continue until midnight on the last day of the accounting period ending nearest to December 31, 1985, unless terminated earlier in the manner provided herein.

     43. Parties Not to be Construed as Partners. Nothing contained herein shall constitute the parties hereto partners, joint venturers, an unincorporated association, or as having any other relationship except as specifically provided by this agreement.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 1st day of March 1961.


                                             THE PULITZER PUBLISHING COMPANY

                                             By /s/ Charles J. Hentschell
                                                --------------------------
                                                Vice President
(Seal)
ATTEST:

/s/ Dell B. Stafford
---------------------
  Secretary

                                             Party of the First Part

                                             GLOBE DEMOCRAT PUBLISHING COMPANY

                                             By /s/ S.I. Newhouse
                                                --------------------
                                                President

(Seal)
ATTEST:

   [SIG]
----------------
   Secretary

                                             Party of the Second Part.

                  EXTENSION AND AMENDMENT AGREEMENT

                  THIS EXTENSION AND AMENDMENT AGREEMENT dated September 4, 1975, by and between THE PULITZER PUBLISHING COMPANY, a Missouri corporation, Party of the First Part, and THE HERALD COMPANY (successor to the Globe Democrat Publishing Company), a New York corporation, Party of the Second Part, to the Agreement between The Pulitzer Publishing Company and the Globe Democrat Publishing Company (predecessor of The Herald Company) dated March 1, 1961, effective January 1, 1961, as amended (collectively the "Agency Agreement".)

                        W I T N E S S E T H:

                  WHEREAS, the parties desire to extend and amend the Agency Agreement; and

                  WHEREAS, the parties desire to insure that increases in costs of their separate newspaper departments and activities includible as expenses for the purpose of calculating income or losses to be divided under the Agency Agreement relate solely to those reasonably incurred by prudent businessmen in order to insure the survival of their respective newspapers, but that this shall not in any manner inhibit either party from incurring for its own account additional costs in its separate newspaper departments and activities, such as costs of increasing circulation or making changes in its news or editorial departments which shall not be so includible.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

                  Section 1. Term. Paragraph 42 of the Agency Agreement is hereby amended by deleting the date "December 31, 1985" in line 4 thereof and by substituting therefor the date "December 31, 1999" so that Paragraph 42 of the Agency Agreement as so amended shall read as follows:

                  "42. Period of this Agreement. The period of this agreement shall begin at 12:01 a.m. on the first day of January, 1961 and shall continue until midnight on the last day of the accounting period ending nearest to December 31, 1999, unless terminated earlier in the manner provided herein."

                  Section 2. Computation of Profits. The indented portion of the second paragraph of Paragraph 24 of the Agency Agreement shall be amended in its entirety to read as follows:

                  "The Pulitzer Publishing Company and The Herald Company, as successor to the Globe Democrat Publishing Company, shall each receive fifty percent (50%) of the first $4,000,000 of the "Excess of Income Over Expenses", as defined herein. The Pulitzer Publishing Company shall then receive one hundred percent (100%) of the "Excess of Income Over Expenses", if any, in excess of $4,000,000 but not in excess of $7,000,000. Thereafter, the balance, if any, of the "Excess of Income Over Expenses" above $7,000,000 shall be divided seventy percent (70%) to The Pulitzer Publishing Company and thirty percent (30%) to The Herald Company, successor to the Globe Democrat Publishing Company."

                  Section 3. Charitable Contributions. Paragraph 17 of the Agency Agreement is hereby amended by deleting the phrase "charitable contributions" in lines 5 and 6 of the first paragraph thereof.

                  Section 4. Definition of "Excess of Income Over Expenses" and "Excess of Expenses Over Income." Subparagraphs (2) and (3) of the first paragraph of Paragraph 11 defining "Excess of Income Over Expenses" and subparagraphs (2) and (3) of the second paragraph of Paragraph 11 defining "Excess of Expenses Over Income" shall in each case be amended in their entirety to read as follows:

         "(2)     The total cost of operating The Pulitzer
                  Publishing Company's separate advertising
                  (including dispatch department), circulation news (including photographic department) and editorial departments and of operating the other activities relating to its own newspaper operation, except (a) costs not to be included pursuant to Paragraph 8(c) above, (b) charitable contributions, and (c) increases in costs of its separate newspaper departments and activities for any 13-period year above the costs therefor for the 13-period year ending December 30, 1974, except to the extent that the increases are reasonably necessary in the light of prudent business practices, any dispute with respect thereto to be subject to arbitration as elsewhere provided herein; plus

       "(3) The total cost of operating The Herald Company's separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and of operating the other activities relating to its own newspaper operation, except (a) costs not to be included pursuant to Paragraph 8(c) above,
                 (b) charitable contributions, and (c) increases in costs of its separate newspaper departments and activities for any 13-period year above the costs therefor for the 13-period year ending December 30, 1974, except to the extent that the increases are reasonably necessary in the light of prudent business practices, any dispute with respect thereto to be subject to arbitration as elsewhere provided herein."

                 Section 5. Arbitration. Paragraph 32 of the Agency Agreement shall be amended in its entirety to read as follows:


                 "32. Provision for Arbitration.

                 (A) If the parties hereto should be unable to settle any dispute arising out of this Agreement [other than (i) a dispute over which the "Standing Committee" would have jurisdiction as provided in Paragraph 31 hereof or (ii) a dispute as to whether any increase in costs in the separate newspaper departments and activities of either party is reasonably necessary in the light of prudent business practices as to which subparagraph (B) below shall apply], then the party believing itself aggrieved shall submit to the other party a written statement specifically setting forth the matter or matters complained of and setting forth the steps to be taken by the other party to alleviate such complaint. If the party to whom such statement is submitted fails to take the action necessary to satisfy the complaining party within fifteen (15) days from the date on which the written statement is served, then within five (5) days after the expiration of the said fifteen (15) day period the complaining party may demand that the said dispute be submitted to arbitration by serving written notice on the other party. Should the complaining party fail to serve such written notice upon the other party within the said five (5) day period, the complaining party's right to arbitration of the specific matter or matters complained of shall lapse.

             "(B) Any dispute as to whether any increase in costs in the separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and the other activities relating to the newspaper operation of either party (sometimes referred to in this Paragraph 32 as the "separate newspaper departments and activities") is reasonably necessary in the light of prudent business practices shall be considered first by the Treasurers (or any other persons respectively designated in their place by either or both of The Pulitzer Publishing Company and The Herald Company) of the respective parties. If the Treasurers (or their respectively designated replacement or replacements) do not agree that an increase in costs in the separate newspaper departments and activities of either party is reasonably necessary in the light of prudent business practices, then either party may serve on the other a written statement of the dispute; and if the Treasurers (or their respectively designated replacement or replacements) shall not resolve the dispute within fifteen (15) days from the date on which the written statement is served, then within five
(5) days after the expiration of the fifteen (15) day period the complaining party may demand that the dispute be submitted to arbitration by serving written notice on the other party. Should the complaining party fail to serve such written notice upon the other party within said five (5) day period, the complaining party's right to arbitration of the specific dispute or disputes complained of shall lapse. The determination of the arbitrator or the arbitrators, as the case may be, as to whether any increase in costs in the separate newspaper departments and activities of either party is reasonably necessary in the light of prudent business practices shall be consistent with the following guidelines:

                           1. It would not be reasonably necessary in the light
                  of prudent business practices if the expenses incurred by The Herald Company for circulation promotion of the Globe-Democrat for any 13-period year exceed the total amount expended by The Pulitzer Publishing Company for circulation promotion of the Post-Dispatch for the same period.

                           2. Subject to the provisions of subparagraph 4 below,
                  it would not be reasonably necessary in the light of prudent business practices for The Herald Company to incur increased costs for wages and other terms and conditions of employment during any 13-period year which exceed on a per employee basis the increase, determined by the greater of a percentage or dollar increase as applied to the minimum wage basis on similar job descriptions or classifications, incurred by The Pulitzer Publishing Company for the same period.

                           3. Increases in costs of the separate newspaper
                  departments and activities of either party attributable to non-discretionary items such as, but not limited to, rents, service charges and taxes, to the extent such increases are not due to a change in organization, number, function and compensation of personnel or manner and scope of operation of the separate newspaper departments and activities of either party, shall be deemed to be reasonably necessary in the light of prudent business practices.

                           4. The pension costs, including unfunded past service
                  liabilities, of each party which are attributable respectively to the former, present and future Post-Dispatch employees who participate in The Joseph Pulitzer Pension Plan and the former, present and future Globe-Democrat employees who participate in the [Globe-Democrat Pension Plan] shall be included as expenses in the 'Excess of Income Over Expenses' and 'Excess of Expenses Over Income', as defined in Paragraph 11 hereof. Increases in costs (including variations in contributions attributable to differences in investment results and the like) of either party's pension plan to maintain benefits at present levels shall be deemed to be reasonably necessary in the light of prudent business practices. Each party shall use the same actuary, valuation method (except for the interpretation applied to the calculation of future service benefits which varies slightly between the two plans), actuarial assumptions and funding methods (for both past and current costs) for its above described pension plan. Increases in costs of either party's pension plan attributable to any amendment, modification or change thereof required by law shall be deemed to be reasonably necessary in the light of prudent business practices. Increases in costs of either party's pension plan due to increases in or extensions of benefits thereunder as a result of an amendment, modification or change not required by law shall be considered reasonably necessary in the light of prudent business practices only to the extent that the increases or extensions are also made by the other party on a commensurate basis.

                         5. Except as provided in the foregoing subparagraphs 1,
                  2, 3 and 4 with respect to the subject matters respectively covered thereby, it would not be reasonably necessary in the light of prudent business practices for either party to increase the operating costs of its separate newspaper departments and activities for any 13-period year to a point where the percentage of increase over the immediately prior 13-period year substantially exceeds the percentage of increase of such costs of the other party for the same period.

"The guidelines are intended solely to provide standards for the arbitrator or the arbitrators in order to define the extent to which increases in costs of the separate newspaper departments and other activities of either party are includible in costs for purposes of the calculations in Paragraph 11 hereof and shall not affect in any way the rights of either party to determine without regard to the other party the advertising, circulation, news and editorial policies of its own newspaper, or restrict in any manner whatsoever the amounts which either party may expend for its own advertising (including dispatch department), circulation, news (including photographic department) and editorial departments and other activities relating to its own newspaper operation.

                  "(C) In the event of a demand for arbitration under subparagraphs (A) or (B) above, the parties hereto shall select as arbitrator a member of the Board of Directors of the American Newspaper Publishers Association who shall have no employment, professional or financial interest in either party or in any person, firm, corporation or other entity directly or indirectly controlling, controlled by, or under common control with, either party ("Disinterested Director"). If the parties cannot agree on the arbitrator within ten (10) days after service of a written demand for arbitration, the parties hereto or either of them may apply to the Chief Judge of the United States District Court for the Eastern District of Missouri to designate and appoint a qualified arbitrator. The parties agree that a qualified arbitrator shall be a Disinterested Director of the American Newspaper Publishers Association.

                "In the event no Disinterested Director of the American Newspaper Publishers Association is available or willing to serve as the arbitrator, each party hereto shall name an arbitrator and the two arbitrators, in turn, shall name a third arbitrator. Should the party demanding arbitration fail to name an arbitrator within ten (10) days after service of a written demand upon the other party, the complaining party's right to arbitration of the specific matter or matters complained of or in dispute shall lapse. Should the other party fail to name an arbitrator within the same ten (10) day period, then the party demanding arbitration may apply to any judge of the United States District Court for the Eastern District of Missouri to designate and appoint such arbitrator. Should the two arbitrators named by or for the parties hereto fail to name a third arbitrator within ten (10) days after having been named as arbitrators by or for the parties hereto, then the parties hereto or either of them may apply to any judge of the United States District Court for the Eastern District of Missouri to designate and appoint a third arbitrator. The three arbitrators shall decide the disputed matter or matters by majority vote.

                "The decision of the arbitrator or arbitrators, as the case may be, shall be conclusive upon both parties hereto and shall not be subject to litigation.

                  "The expenses and compensation of the arbitrator or the arbitrators, as the case may be, in connection with any specific dispute shall be borne by the parties hereto in such manner as shall be determined by the arbitrator or the arbitrators. In the absence of any such determination by the arbitrator or the arbitrators, the expenses and compensation in connection with any specific dispute shall be borne equally by the parties hereto. No part of the expenses and compensation of the arbitrator or the arbitrators shall be included in the 'Agency Operating Charges', as defined herein, nor be taken into consideration in the determination of the 'Excess of Income Over Expenses' or the 'Excess of Expenses Over Income', as each such term is defined herein; rather, for the purpose of this Agreement, such expenses and compensation shall be considered as costs allocable to the general corporate and non-newspaper operations of the parties hereto.

                  "The arbitrator or the arbitrators, as the case may be, shall not have the power to add to, subtract from, or modify the terms of this Agreement or any amendment, extension or supplement thereto."

                  Section 6. Effectiveness. This Extension and Amendment Agreement shall be effective from and after December 29, 1975 and shall continue to be and remain in effect during the remainder of the term set forth in the Agency Agreement as amended hereby.

                  Section 7. Continued Effectiveness of Agency Agreement. Except as set forth herein, the Agency Agreement shall continue to remain and be in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the day and year first above mentioned.

                                  THE PULITZER PUBLISHING COMPANY

 (Seal)                           By: /s/ Joseph Pulitzer, Jr.
                                      ------------------------
                                      Joseph Pulitzer, Jr.
                                      President
ATTEST:

/s/ Glenn A. Christopher
-----------------------------
                                  Party of the First Part.

                                  THE HERALD COMPANY
                                  (successor to the Globe Democrat
(Seal)                                 Publishing Company)

ATTEST:
                                  By: /s/ Donald E. Newhouse
                                     -----------------------------

/s/ Charles Sabin                 Party of the Second Part.
-----------------------------

                               AMENDMENT AGREEMENT

                  THIS AMENDMENT AGREEMENT dated April 12, 1979, by and between THE PULITZER PUBLISHING COMPANY, a Missouri corporation, Party of the First Part, and THE HERALD COMPANY (successor to the Globe Democrat Publishing Company), a New York corporation, Party of the Second Part, to the Agreement between The Pulitzer Publishing Company and the Globe Democrat Publishing Company (predecessor of The Herald Company) dated March 1, 1961, effective January 1, 1961, as amended (collectively the "Agency Agreement").

                               W I T N E S S E T H :

                  WHEREAS, the parties desire to amend the Agency Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

                  I. Paragraph 5 of the Agency Agreement is amended to read as follows:

                  5. The Pulitzer Publishing Company to Produce
          Both Newspapers as Part of the "Agency Operation". The
          Pulitzer Publishing Company shall supervise, manage and perform all operations involved in printing and producing, promoting, soliciting and selling advertising, establishing advertising and circulation rates (subject to the provisions of Paragraph 34 hereof), and selling and distributing the Globe-Democrat and the Post-Dispatch (hereinafter sometimes collectively referred to as the "Newspapers"); shall make all determinations (subject to the provisions of Paragraph 45 hereof) as to acquisition or construction of buildings, equipment and other properties (including land) which it deems necessary or desirable in connection with the Agency Operation, hereinafter referred to as "New Property"; shall make all determinations as to leasing of buildings, equipment and other properties (including land) which it deems necessary or desirable in connection with the Agency Operation; shall purchase newsprint (in conformance with the provisions of Paragraph 28 hereof), materials and supplies as required; shall collect the Newspapers' circulation and advertising accounts receivable; and shall make all determinations and decisions and do any and all acts and things which The Pulitzer Publishing Company deems necessary or desirable in connection with the foregoing activities. All of the foregoing operations shall be carried on and performed by The Pulitzer Publishing Company in a plant or plants located at such place or places as The Pulitzer Publishing Company may determine, or by independent contractors selected by The Pulitzer Publishing Company.

                 II. Paragraph 6 of the Agency Agreement is amended to read as follows:

                     6. Definition of "Agency Operation". As used herein, the term "Agency Operation" shall mean all activities comprised in Paragraphs 5 and 14 of this Agreement.

               III. Paragraph 8 of the Agency Agreement is amended to read as follows:

                     8. Definition of "Agency Operating Charges". As used herein, the term "Agency Operating Charges" shall consist of the following expense items:

          (a) All of the ordinary and necessary expenses incurred by The Pulitzer Publishing Company in carrying out its obligations under this agreement with respect to the Agency Operation.
                   Such ordinary and necessary expenses shall include but shall not be limited to the costs of labor, newsprint, ink, supplies and services required for the production of both newspapers including weekly feature supplements; the costs of mailing or delivering both newspapers; the costs of soliciting and selling advertising space in both newspapers; the costs of promotion and circulation; the costs of collecting Agency In-come; the costs of keeping the books and records of the "Agency Operation"; the salaries of officers and other personnel of The Pulitzer Publishing Company, other than the salary of its chief executive officer and publisher, for services rendered directly to the "Agency Operation";
                   "Rental" for the space occupied by the "Agency Operation" computed in the manner set forth in

         Paragraph 9 hereof; depreciation on printing equipment, furniture and fixtures and other depreciable equipment (subject to the provisions of Paragraph 45 hereof) used in the "Agency Operation", said depreciation to be computed at the rates and in the manner allowed by the United States Internal Revenue Service for federal income tax purposes; other administrative and indirect expenses of the "Agency Operation" as set forth in Paragraph 17 hereof; and the fees and other charges of the independent certified public accounting firm referred to in Paragraph 24 hereof; plus

(b) All of the expenses ordinarily and necessarily incurred by The Herald Company in implementing the changes contemplated in Paragraph 5 of this agreement, such as lease termination, pension and severance payments, and such future expenses of The Herald Company as relate to the Agency Operation; plus

(c) The cost of defending, settling, paying or discharging any liability or claim on account of anything published in either of the two newspapers printed by the "Agency Operation" if such liability or claim arises out of or in connection with the advertising content of either of the two newspapers or is the result of an error in the printing of the newspaper or the result of the negligence of any person employed in the "Agency Operation". No part of the cost of defending, settling, paying or discharging any liability or claim on account of anything published in the news and editorial columns of either of the two said newspapers shall constitute part of the "Agency Operating Charges" or be included in the computation of "Excess of Income Over Expenses" or "Excess of Expenses Over Income", as defined herein, where such liability or claim does not result from an error in printing or result from the negligence of a person employed in the "Agency Operation", it being the intention of the parties hereto that each party shall defend and settle all liabilities or claims arising out of or based on anything published in the news or editorial columns of its newspaper (other than liabilities or claims resulting from an error in the printing of the newspaper or resulting from the negligence of a person employed in the "Agency Operation") and that no part of such cost shall be charged against the "Agency Operation" or be included in the costs of operation of either party's own separate news (including photographic department) and editorial departments or, for the purpose of this agreement, in the costs of either party's other activities relating to such party's own newspaper operation.

(d) Items which are partly chargeable to the "Agency Operation" shall be allocated on the basis of sound accounting principles subject to approval at the end of the year by the independent certified public accounting firm referred to in Paragraph 24 hereof.

(e) There shall not be included in the "Agency Operating Charges" the salaries or other expenses of either party's own separate news (including photographic department) and editorial departments or of either party's other activities relating to such party's own newspaper operation; nor any portion of the compensation of the chief executive officer and publisher of either party; nor any expense of either party incurred in carrying on its general corporate and other non-newspaper operations, it being the intention of the parties hereto that each party shall pay and have exclusive control over the entire cost of conducting its separate news (including photographic department) and editorial departments and its other activities relating to its own newspaper operation and its general corporate and other non-newspaper operations.

(f)      The computation of "Agency Operating Charges" under this Paragraph
         8 shall be made on the basis of sound accounting principles and shall be subject to approval at the end of the year by the independent certified public accounting firm referred to in Paragraph 24 hereof.

                 IV.      Paragraph 10 of the Agency Agreement is
amended to read as follows:

                          10. Definition of "Excess of Agency Income Over Agency Operating Charges" and "Excess of Agency

         Operating Charges Over Agency Income". As used herein, the term "Excess of Agency Income Over Agency Operating Charges" shall mean the excess of Agency Income over the "Agency Operating Charges", as defined herein. As used herein, the term "Excess of Agency Operating Charges Over Agency Income" shall mean the excess of the "Agency Operating Charges", as defined herein, over Agency Income.

               V. The second and third paragraphs of Paragraph 24 of the Agency Agreement are amended to read as follows:

                          If the said summary computation of the independent certified public accounting firm shows that there was an "Excess of Income Over Expenses", as defined herein, for the 13-period year in question, the "Excess of Income Over Expenses" shall be allocated and apportioned as follows:

                          The Pulitzer Publishing Company and The Herald Company
                   shall each receive fifty percent (50%) of the "Excess of Income Over Expenses", as defined herein.

                          If the said summary computation of the independent certified public accounting firm shows that there was an "Excess of Expenses Over Income", as defined herein, for the 13-period year in question, such "Excess of

         Expenses Over Income" shall be borne fifty per cent (50%) by The Pulitzer Publishing Company and fifty per cent (50%) by The Herald Company.

                  VI. Paragraph 33 of the Agency Agreement is amended to read as follows:

                       33. Each Party to Determine its Own Newspaper Content. Each party shall continue to determine independently in its sole discretion the amount and substance of the reading content and the editorial policies of its own newspaper, without any restriction or control by the other party.

                  VII. Paragraph 34 of the Agency Agreement is amended to read as follows:

                       34. Combination Advertising and Circulation Rates. The parties hereto shall operate and publish their respective newspapers in accordance with high standards of business ethics and of journalistic integrity. If any combination advertising or circulation rates are established, there shall not be any practice or policy whereby an advertiser, subscriber, or member of the general public is required to deal with both newspapers or with any radio or television station which either party may own or control as a condition to dealing with either or both of the Newspapers. Neither party hereto shall in its newspaper or otherwise represent to the public that it or its newspaper is associated in any way (other than as provided for herein) with the other party or the newspaper published by the other party, it being the intention of the parties hereto that the news and editorial departments of each newspaper shall continue to be, as to its advertisers, subscribers and the general public, completely separate and independent.

                  VIII. Paragraph 41 of the Agency Agreement is redesignated as Paragraph 41(A), and the reference to Paragraph 41 in each of the last two paragraphs of redesignated Paragraph 41(A) is amended to read "Paragraph 41(A)". The percentage figures contained in redesignated Paragraph 41(A) (other than the last sentence thereof) of the Agency Agreement shall be adjusted to reflect the allocation of the "Excess of Income Over Expenses" or the "Excess of Expenses Over Income" between the parties during each year in which each particular item covered by Paragraph 41(A) was used in the "Agency Operation". The last sentence of Paragraph 41(A) of the Agency Agreement is amended to read as follows: "Such expenses and compensation shall be borne fifty percent (50%) by The Pulitzer Publishing Company and fifty percent (50%) by The Herald Company and, for the purpose of this agreement, shall be considered as costs allocable to the general corporate and non-newspaper operations of each of the parties hereto." Paragraph 41(A) shall not apply to New Property.

                  All gains or losses from the sale of land used in the operations of the newspapers published by The Herald Company and The Pulitzer Publishing Company shall be for the account of the party which owns the land. All gains or losses from the sale of buildings, machinery, equipment and other depreciable property, except New Property, used in the operations of the newspapers published by The Herald Company and The Pulitzer Publishing Company shall be allocated between the parties on the same basis as the "Excess of Income Over Expenses" or the "Excess of Expenses Over Income" was allocated between the parties during each year in which the particular building or item of machinery, equipment or other depreciable property was used in the operations of the newspapers published by The Herald Company and The Pulitzer Publishing Company.

                  IX. The Agency Agreement is amended to add new Paragraphs 41(B), 41(C), 44, 45, 46 and 47 which shall read as follows:

                  41(B). Treatment of New Property Upon Termination of this Agreement. At least three years prior to the termination of this agreement by expiration of its term and any renewals thereof (including the five year extension period) or as soon as possible after knowledge of prospective termination by operation of Paragraph 38 or for other extraordinary reason, an independent appraiser or an independent firm of appraisers, selected by the parties hereto (the "independent appraiser"), shall make a written itemized inventory and appraisal of all items of New Property (the "appraisal"). All items of New Property shall be appraised at their fair market value as of the termination date (including the five year extension period, if applicable). After the appraisal has been completed, the fair market value figure for each item of New Property listed on the appraisal shall then be totalled (the "aggregate appraised value"). The independent appraiser shall deliver to each of the parties hereto a statement of the appraisal, including the aggregate appraised value. If the appraisal is disputed by either party hereto, it may be made the subject of a demand for arbitration in the manner outlined in Paragraphs 32(A) and (C) hereof.

                  The Pulitzer Publishing Company shall have the first right to purchase the interest of The Herald Company in all items of New Property. In the event The Pulitzer Publishing Company shall not exercise its first right to purchase, then The Herald Company shall have the right to purchase the interest of The Pulitzer Publishing Company in all items of New Property. The exercise price shall be the amount derived from multiplying the aggregate appraised value (adjusted to reflect the determination of the arbitrator or arbitrators, as the case may be) by the percentage of interest of the other party in all items of New Property.

                  The person or persons designated by the chief executive officer of The Pulitzer Publishing Company and the person or persons designated by the chief executive officer of The Herald Company (collectively the "Designated Persons") shall consider and determine (i) the time and terms of exercise, purchase and payment, it being the intention of the parties hereto that the time and terms of exercise, purchase and payment shall be such as to permit each party to make any reasonably necessary and appropriate financial arrangements, and (ii) in the event neither party exercises its right to purchase, the method and terms for disposition of New Property upon termination of this agreement. In making their determinations hereunder, the Designated Persons shall give primary consideration to maintaining the separate identity of each of the Newspapers, preserving the separate news (including photographic department) and editorial departments of each of the Newspapers and continuing the independent determination by each party of the editorial policies of its newspapers. If the Designated Persons are unable to reach agreement on any matter hereunder, the matter shall be treated as a dispute arising out of this agreement and shall be determined in accordance with the provisions of Paragraphs 32(A) and (C) of this agreement.

                  41(C). Treatment of Occasional Dispositions, Sales and Trade-Ins of New Property. The Treasurers or designated persons of each of the parties shall consider any questions concerning occasional sales, dispositions or trade-ins of items of New Property other than in connection with the termination of this agreement. If the Treasurers or designated persons of each of the parties are unable to reach agreement, the matter shall be treated as a dispute arising out of this agreement and shall be determined in accordance with the provisions of Paragraphs 32(A) and (C) of this agreement.

                   44. Effectuation of Agreement, etc. The Pulitzer Publishing Company agrees to maintain the separate identity of the Post-Dispatch as a six day a week (Monday through Saturday) afternoon newspaper with a Sunday morning edition and The Herald Company agrees to maintain the separate identity of the Globe-Democrat as a five day a week (Monday through Friday) morning newspaper with a Saturday morning weekend edition. The exercise by The Pulitzer Publishing Company of its powers under Paragraph 5 hereof as to printing and production of the Newspapers, including determinations as to press times, page sizes and cut offs, shall be consistent with the foregoing. Each of the parties further agrees, subject to the foregoing, to take all proper action necessary to carry out and effectuate the intent, purposes and provisions of this agreement as amended and to cooperate with the other in every proper way to promote the success of the Agency Operation.

                  45.  New Property

                  (A) The costs of acquisition and construction of New Property shall be borne equally by The Herald Company and The Pulitzer Publishing Company and title to New Property shall be held jointly by The Herald Company and The Pulitzer Publishing Company. Notwithstanding any other provision of this agreement, all credits, depreciation, gains and losses in connection with the acquisition, construction, ownership and disposition of New Property shall be for the individual account of each party. "New Property" shall not include, however, (i) building equipment and fixtures for the plants owned by The Pulitzer Publishing Company, (ii) alterations and repairs to the plants (including building equipment and fixtures) and major items of equipment owned by The Pulitzer Publishing Company, and (iii) any building, item of equipment or other property (including land) the full cost of which The Pulitzer Publishing Company elects to pay pursuant to subparagraph (B) below. The costs of acquisition and construction of any new building, item of equipment or other property (including land) which does not constitute New Property shall be treated in the same manner as any present building, item of equipment or other property (including land) which The Pulitzer Publishing Company acquired for use in connection with the printing and production of the Newspapers.

                   (B) In the event the projected cost of acquiring or constructing any building, item of equipment or other property (including land) which The Pulitzer Publishing Company deems necessary or desirable in connection with the Agency Operation exceeds $500,000, The Pulitzer Publishing Company shall provide The Herald Company with the details of and the reasons for such acquisition or construction. If the Treasurers (or any other persons respectively designated in their place by either or both of The Pulitzer Publishing Company and The Herald Company) of the respective parties do not agree that the proposed acquisition or construction is necessary or desirable in connection with the Agency Operation, then The Pulitzer Publishing Company may serve on The Herald Company a written statement of the dispute and the following procedures shall apply, notwithstanding the provisions of Paragraph 32(A) hereof: if the Treasurers (or their respectively designated replacement or replacements) shall not resolve the dispute within fifteen (15) days from the date on which the written statement is served, then within five (5) days after the expiration of the fifteen (15) day period, The Pulitzer Publishing Company may either demand that the dispute be submitted to arbitration in accordance with Paragraph 32(C) of this agreement or elect (either before or after the determination of the arbitrator or the arbitrators, as the case may be) to pay the full cost of such acquisition or construction by serving written notice of its demand or election on The Herald Company.

                   46. Cost of Production, Mailing and Delivery of Supplemental Color Content and Supplemental Reading Content. Within 10 days after the end of each of the thirteen 4-week accounting periods, each party shall contribute to the Agency Operation the cost of production, mailing and delivery of supplemental color content and of supplemental reading content of its newspaper, which payment shall be deemed to be Agency Income and no part of which shall be included in the costs of operation of either party's own separate departments or otherwise charged against the "Agency Operation." Each party shall be deemed to have incurred supplemental color content cost with respect to any edition of its newspaper for which there is used more than one full color printing unit without full color advertising to support such usage. Each party shall be deemed to have incurred supplemental reading content cost when the average amount of reading content of its newspaper for any 4-week accounting period exceeds the schedules from time to time accepted by the parties.

                   47. Roto Magazine, news Services, Metro-Suburbia. The Pulitzer Publishing Company recognizes that the Globe-Democrat may continue to have Art Gravure Corporation of Ohio ("Art Gravure") print the Roto Magazine included in the Weekend edition of the Globe-Democrat and does not object thereto provided that the cost of such printing shall not be greater than the cost at which The Pulitzer Publishing Company could have the Roto Magazine printed by another rotogravure printer and that Art Gravure is otherwise reasonably competitive with other rotogravure printers. The Pulitzer Publishing Company also recognizes that the Globe-Democrat may continue to subscribe to existing news services, provided that the rates charged to the Globe-Democrat for those services shall be no greater than the rates charged to other users of similar services. The Pulitzer Publishing Company also recognizes the use of Metro-Suburbia as the national sales representative for advertising solicitation for the Newspapers, subject to the existing commitments of each of the Newspapers, on such terms and conditions as The Herald Company and The Pulitzer Publishing Company may agree.

                  X. Paragraphs 13, 16, and 18 of the Agency Agreement are deleted.

                  XI. The Agency Agreement is extended for a period of thirty five (35) years and shall thereafter be renewed and extended for three successive periods of thirty (30) years each upon written notice given by either The Herald Company or The Pulitzer Publishing Company to the other, unless terminated earlier in the manner provided therein. In the event neither party elects to renew and extend the Agency Agreement, as amended, at any of the times above provided for, the Agency Agreement, as amended, shall continue in full force and effect (unless terminated earlier in the manner provided therein) for an additional period of five (5) years after the date on which it would otherwise expire.

               XII. The phrase "in the case of The Pulitzer Publishing Company," where it appears in subdivisions (a) and (c) of Paragraph 9 of the Agency Agreement is amended in each of such subdivisions to read "in the case of The Pulitzer Publishing Company (subject to the provisions of Paragraph 45(A) hereof),": the phrase "of its separate said four departments" in subdivision
(b) of Paragraph 9 of the Agency Agreement is amended to read "of its separate said departments"; and the second sentence of Paragraph 14 of the Agency Agreement is amended to read: "Such books shall show all 'Agency Income' and shall show all 'Agency Operating Charges', as those terms are defined herein". Except as otherwise provided in this Amendment Agreement, whenever the phrase "the Globe Democrat Publishing Company" is used in the Agency Agreement, it is amended to read "The Herald Company"; whenever the phrase "other than the salary of its chief executive officer" is used in the Agency Agreement, it is amended to read "other than the salary of its chief executive officer and publisher"; whenever the phrase

"printing plant" is used in the Agency Agreement, it is amended to read "printing plants"; and whenever the phrases "separate advertising (including dispatch department), circulation, news (including photographic department) and editorial departments" "separate advertising, circulation, news and [or] editorial departments" and "advertising, circulation, news and editorial policies" are used in the Agency Agreement, they are amended to read "separate news (including photographic department) and editorial departments", "separate news and [or] editorial departments" and "news and editorial policies", respectively. Any textual reference in the Agency Agreement to Paragraph 32 thereof is amended to refer to Paragraphs 32(A) and (C) thereof.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the day and year first above mentioned.

                                    THE PULITZER PUBLISHING COMPANY

(Seal)                              By: /s/ Joseph Pulitzer, Jr.
                                        --------------------------
                                          Joseph Pulitzer, Jr.
                                          Chairman of the Board

                                    By: /s/ Alex T. Primm
                                       ---------------------------
                                          Alex T. Primm
                                          Senior Vice President

ATTEST:

/s/ Ronald H. Ridgway                  Party of the First Part.
-----------------------

                               THE HERALD COMPANY
                               (successor to the Globe Democrat
                                            Publishing Company)

(Seal)                         By /s/ S.I. Newhouse, III
                                 --------------------------
                                 S. I. Newhouse, III
                                 Vice President

ATTEST:

/s/ Charles Sabin              Party of the Second Part.
-----------------

                             AMENDMENT AGREEMENT

                  THIS AMENDMENT AGREEMENT dated December 22, 1983, by and between THE PULITZER PUBLISHING COMPANY, a Missouri corporation, Party of the First Part, and THE HERALD COMPANY (successor to the Globe-Democrat Publishing Company), a New York corporation, Party of the Second Part, to the Agreement between The Pulitzer Publishing Company and the Globe-Democrat Publishing Company (predecessor of The Herald Company) dated March 1, 1961, as amended (collectively the "Agency Agreement").

                             W I T N E S S E T H:

                   WHEREAS, the parties desire to amend the Agency Agreement;

                   NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:


I. In the event of, and effective with, discontinuance by The Herald Company of publication of the Globe-Democrat or any change in the days, areas or time identification of the Globe-Democrat as published at the present time (i.e., as a five-day week, Monday through Friday, morning newspaper with a Saturday morning weekend edition) or the closing of the sale of the name and good will of the Globe-Democrat by The Herald Company referred to in Section II below:

        A. Paragraph 8(c) of the Agency Agreement shall be amended to read as follows:

             "(c) The cost of defending, settling, paying and discharging, and insuring against, any liability or claim on account of anything hereafter printed, distributed, published or disseminated by the Agency Operation or any employee or agent of either party whose compensation is subtracted from Agency Income in the calculation of Excess of Income Over Expenses or Excess of Expenses Over Income.

B. Paragraph 11 of the Agency Agreement shall be amended to delete the phrase ",except (a) costs not to be included pursuant to Paragraph 8(c) above, (b) charitable contributions, and (c) increases in costs of its separate newspaper departments and activities for any 13-period year above the costs therefor for the 13-period year ending December 30, 1974, except to the extent that the increases are reasonably necessary in the light of prudent business practices, any dispute with respect thereto to be subject to arbitration as elsewhere provided herein", whenever it is used therein.

C.  The first sentence of Paragraph 32(A) shall be amended to read as follows:

             "(A) If the parties hereto should be unable to settle any dispute arising out of this agreement (other than a dispute over which the "Standing Committee" would have jurisdiction as provided in Paragraph 31 hereof), then the party believing itself aggrieved shall submit to the other party a written statement specifically setting forth the matter or matters complained of and setting forth the steps to be taken by the other party to alleviate such complaint."

D. Paragraph 32(B) of the Agency Agreement, as well as the reference thereto in Paragraph 32(C) of the Agency Agreement, shall be deleted.

E.  Paragraph 44 of the Agency Agreement shall be amended to read as follows:

             "44. Effectuation of Agreement, etc. The Pulitzer Publishing Company may publish and distribute the Post-Dispatch as a morning, afternoon or all day newspaper during any day or days of the week. The authority of The Pulitzer Publishing Company under Paragraphs 5 and 30 hereof as to printing and production of the Newspapers shall include the power to determine the press times, page sizes, cut offs, days, area and time identification of publication of the Globe-Democrat if and to the extent it continues publication. Each of the parties further agrees to take all proper action necessary to carry out and effectuate the intent, purposes and provisions of this agreement as amended and to cooperate with the other in every proper way to promote the success of the Agency Operation.

F. Any equipment and property thereafter acquired or constructed for use in connection with the news (including photographic department) and editorial departments of the Post-Dispatch shall be treated as New Property.

G. Paragraph 46 of the Agency Agreement shall be deleted and the existing schedules accepted by the parties pursuant thereto shall be of no further force and effect.

H. All of the expenses ordinarily and necessarily incurred by The Pulitzer Publishing Company and The Herald Company as a result of any actions taken in connection with this Amendment Agreement, such as lease termination, pension and severance payments arising out of the discontinuation, reduction of operations or sale of the Globe-Democrat, shall be included in Agency Operating Charges. All revenues received from any sale of the assets of the Globe-Democrat referred to in
         Section II below shall be applied first to the expenses referred to above if incurred as a result of such sale.

I. There shall be included in Agency Operating Charges an annual administrative fee, payable to The Pulitzer Publishing Company, of $200,000.00, adjusted each year by the percentage increase or decrease for the month of December in the Consumer Price Index for Urban Wage Earners and Clerical Workers (All Items), U.S. City Average (1967 =
         100), published by the United States Department of Labor, Bureau of Labor Statistics ("CPI") or in the successor comparable index published by the United States Government if the CPI shall no longer be published, over the month of December for the immediately preceding year.

II. Sale of certain assets to Gluck Media, Inc. as proposed in a draft dated December 22, 1983 shall not convey any interest in the Agency Agreement or any right thereto and Globe-Democrat shall not be required to cause Gluck Media, Inc. to assume the rights, duties and obligations of The Herald Company under the Agency Agreement.

III. Notwithstanding any other provision of the Agency Agreement, discontinuance by The Herald Company of publication of the Globe-Democrat or any change in the days, areas or time identification of the Globe-Democrat as published at the present time (i.e., as a five-day a week, Monday through Friday, morning newspaper with a Saturday morning weekend edition) shall not violate the Agency Agreement or, except as contemplated by this Amendment Agreement, derogate in any respect from the power and authority of The Pulitzer Publishing Company under the Agency Agreement as hereby amended.

IV. Except as inconsistent herewith or as amended hereby, the provisions of the Agency Agreement shall continue to remain in full force and effect. In the event of the closing of the sale of assets of the Globe-Democrat referred to in Section II above, all references to the "Globe-Democrat" in the Agency Agreement shall be deemed to mean the Globe-Democrat as published by The Herald Company or its predecessor, the Globe-Democrat Publishing Company.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the day and year first above mentioned.

ATTEST:                                   THE PULITZER PUBLISHING COMPANY


/s/ Ronald H. Ridgway                     By: /s/ Glenn A. Christopher
----------------------------                 ---------------------------
Ronald H. Ridgway,
   Secretary                              Party of the First Part.

ATTEST:                                   THE HERALD COMPANY
                                          (Successor to the Globe-
                                          Democrat Publishing Company)

/s/ Arthur J. Steinhauer                  BY: /s/Charles Sabin
----------------------------                  --------------------------
Arthur J. Steinhauer,                           Charles Sabin,
Assistant Secretary                             Vice President
                                           Party of the Second Part.